UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2017

SIENTRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36709	20-5551000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of Principal Executive Offices and Zip Code)

(805) 562-3500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On June 25, 2017, Sientra, Inc. (the “Company”), Desert Acquisition Corporation, a wholly-owned subsidiary of the Company (“Purchaser”), and Miramar Labs, Inc. (“Miramar”) entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Purchaser and Miramar. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser has agreed to commence a cash tender offer to acquire all of the outstanding shares of Miramar’s common stock (the “Offer”) for a purchase price of (i) $0.3149 per share, in cash, without interest (the “Cash Portion”) and (ii) the contractual right (a “CVR”), pursuant to the Contingent Value Rights Agreement in the form attached as Annex II to the Merger Agreement (as it may be amended from time to time, the “CVR Agreement”), to receive one or more contingent payments upon the achievement of certain milestones as set forth in the CVR Agreement, without interest (the “CVR Portion”, and together with the Cash Portion, the “Offer Price”), subject to any applicable withholding and upon the terms and subject to the conditions of the Merger Agreement. Following the consummation of the Offer, subject to customary conditions, Purchaser will be merged with and into Miramar (the “Merger”) and Miramar will become a wholly-owned subsidiary of the Company.

The Amendment (a) permits the Merger to be effected as a “short-form” merger pursuant to applicable provisions of the Delaware General Corporation Law, including Section 253, and (b) grants to Purchaser an irrevocable right to purchase (the “Top-Up”), which Purchaser will be deemed to have exercised immediately following the consummation of the Offer, if necessary, to purchase from Miramar a number of newly issued shares of its common stock (the “Shares”) at a price per share equal to the Offer Price (the “Top-Up Shares”) equal to the lowest number of Shares that, when added to the Shares already owned by Purchaser (and, if applicable, Parent) following the consummation of the Offer, constituting one Share more than 90% of the Shares, but not less than one share more than 90% of the Shares then outstanding (after giving effect to the Top-Up).

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on June 12, 2017, remains in full force and effect. The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the Company’s proposed acquisition of Miramar, Purchaser will commence a tender offer for all of the outstanding shares of Miramar. Such tender offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Miramar, nor is it a substitute for the tender offer materials that the Company and Purchaser will file with the United States Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. At the time that the tender offer is commenced, the Company and Purchaser will file tender offer materials on Schedule TO with the SEC, and Miramar will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY MIRAMAR’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer statement and the solicitation/recommendation statement will be made available to Miramar’s stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Miramar by contacting Miramar at 2790 Walsh Avenue, Santa Clara, California, by phone at (408) 579-8700, or by visiting Miramar’s website (miramarlabs.com). In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website (www.sec.gov) upon filing with the SEC. MIRAMAR’S STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION.

Forward Looking Statements

This document contains certain statements that constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the satisfaction of conditions to the completion of the proposed transaction and the expected completion of the proposed transaction, as well as other statements that are not historical fact. These forward-looking statements are based on currently available information, as well as the Company’s views and assumptions regarding future events as of the time such statements are being made. Such forward looking statements are subject to inherent risks and uncertainties. Accordingly, actual results may differ materially and adversely from those expressed or implied in such forward-looking statements. Such risks and uncertainties include, but are not limited to, the potential failure to satisfy conditions to the completion of the proposed transaction due to the failure to receive a sufficient number of tendered shares in the tender offer, as well as those described in cautionary statements contained elsewhere herein and in the Company’s periodic reports filed with the SEC including the statements set forth under “Risk Factors” set forth in the Company’s most recent annual report on Form 10-K and the Company’s most recent quarterly report on Form 10-Q, the Tender Offer Statement on Schedule TO (including the offer to purchase, the letter of transmittal and other documents relating to the tender offer) to be filed by the Company and Purchaser, and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by Miramar. As a result of these and other risks, the proposed transaction may not be completed on the timeframe expected or at all. These forward-looking statements reflect the Company’s expectations as of the date of this report. While the Company may elect to update any such forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if our expectations change, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Amendment No.1 to Agreement and Plan of Merger, dated as of June 25, 2017 by and among Sientra, Inc., Desert Acquisition Corporation and Miramar Labs, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIENTRA, INC.

Dated: June 26, 2017	By:	/s/ Jeffrey M. Nugent
Jeffrey M. Nugent
Chairman of the Board of Directors and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 25, 2017 by and among Sientra, Inc., Desert Acquisition Corporation and Miramar Labs, Inc.